------------------
 Kleinwort
 Benson
 Australian              Report to Shareholders
 Income Fund, Inc.
------------------

--------------------------------------------------------------------------------

  Third Quarter Highlights

      o     Australian cash rates reduced from 5.5% to 5.0% in July.

      o Australian underlying inflation remains low at 1.7% for the twelve months ended June 1997.

      o     A$/US$ exchange rate at July 31, 1997 was 0.745.

      o Yield spread between Australian and US ten year government bonds was 25 basis points at July 31, 1997.

--------------------------------------------------------------------------------

To Our Shareholders,

      Through the first nine months of the Fund's 1996/97 fiscal year, the Fund achieved a moderate positive return against a background of a strong bond market but a weaker Australian dollar. The Australian dollar failed to keep pace with a strongly appreciating US currency which benefited from strong economic growth and higher short-term rate expectations. In contrast, Australian growth moderated from the strong pace achieved in 1996 while short-term interest rates were reduced in stages. The currency was also adversely impacted by a fall in the gold price. However, lower interest rates, in an environment of more moderate economic activity, had a beneficial impact on the bond market which appreciated over the period as a whole. Similarly in New Zealand, the currency fell in response to easier monetary conditions (precipitating a reversal in Reserve Bank policy) but lower interest rates had a positive impact on the bond market.

      The net result of these developments was that the appreciation on the portfolio combined with the income generated outweighed the negative currency impact. Over the nine month period ended July 31, 1997, the Fund's total return based on net asset value and assuming reinvestment of dividends was 2.29%. The Fund's return on a market value basis was higher at 6.25%, reflecting a narrowing of the discount to net asset value. As noted in the April 1997 shareholder report, the Fund's monthly distribution rate will be maintained at $0.065 per share through December, which provides a current yield of 8.61% based on the Fund's stock price at July 31, 1997. On that date the market price was $9.0625, a discount of 9.56% to the net asset value of $10.02. A further analysis of the Fund's performance is provided on page three of this report.

-------------------------
      MARKET SUMMARY
-------------------------

      A more comprehensive discussion of the major trends in the Australian and New Zealand economies, debt and foreign exchange markets is detailed in the Economic Review. In summary, economic growth in Australia remained weak over the first half of 1997, continuing the trend started in late 1996 following the stronger pace seen earlier in that year. Inflation continued on a downward path and there were signs of a moderation in wage pressures late in the period under review. These factors allowed the Reserve Bank of Australia to reduce cash rates from 6.5% to 5% in three 0.5% steps over the period. The New Zealand economy remained weak over late

------------------
 Kleinwort
 Benson
 Australian
 Income Fund, Inc.
------------------

1996 and the first half of 1997, with high short-term interest rates and a strong New Zealand dollar subduing the domestic economy. The Reserve Bank of New Zealand did allow short rates to decline over the first half of 1997, before raising them slightly late in the period in the face of a sharp decline in the New Zealand dollar.

      The Australian bond market declined between November 1996 and April 1997 before rallying sharply through July. The US Treasury market provided a more positive background for global bonds in the second quarter of 1997 but the Australian bond market outperformed its US counterpart on continued improvements in domestic fundamentals, highlighted by the reduction in Australian short-term interest rates. The New Zealand bond market displayed a similar pattern, recovering from the weakness of early 1997 to end July with yields below the levels of late 1996. Again, ongoing weakness in the domestic economy and improvements in the inflation outlook were supportive of the market. The Australian and New Zealand dollars both declined over the second quarter of 1997 with short-term interest rates falling against a background of stable rates in major global markets.

      The Fund maintained a significant exposure to Australian bonds over the majority of the period and continued to benefit from investing in eurobonds, which are not subject to Australian withholding tax. Towards the end of the period under review, with Australian bonds viewed as being reasonably fully valued and risks remaining over the levels of the currency, the Fund's exposure to New Zealand bonds was increased as a diversification. An attractive yield increase was available, particularly into shorter duration NZ$ bonds and a slightly more cautious approach was felt to be merited. The overall maturity of the Fund was reduced as a result of this reallocation.

      On behalf of the Board of Directors,


      /s/ Sir Robert Cotton

      Sir Robert Cotton
      Chairman


      /s/ David M. Felder

      David M. Felder
      President



      August 19, 1997

--------------------------------------------------------------------------------
      PORTFOLIO SUMMARY

      At July 31, 1997 the average maturity was 4.9 years, with an average duration of 3.76 years. The current yield to maturity was 6.1%. Securities rated AAA comprised 81% of the portfolio with the remaining 19% in AA rated securities.
--------------------------------------------------------------------------------

------------------
 Kleinwort
 Benson
 Australian              Performance from Inception through July 31, 1997
 Income Fund, Inc.                                                   (Unaudited)
------------------

                   Growth of a Hypothetical $10,000 Investment

 [The following table was represented as a line chart in the printed material.]

                                 Fund Net          Fund
            Australian Index    Asset Value    Market Value      U.S. Index
            ----------------    -----------    ------------      ----------
11/86           $10,000          $10,000          $10,000          $10,000
 7/87            12,064           11,623            9,751            9,899
 7/88            16,159           15,350           13,511           10,566
 7/89            16,312           15,314           14,020           12,198
 7/90            19,746           17,997           15,518           12,918
 7/91            23,722           21,209           19,341           14,210
 7/92            28,251           24,940           23,573           16,360
 7/93            29,616           25,738           22,937           18,153
 7/94            30,540           26,796           23,634           18,123
 7/95            33,835           28,982           24,749           19,880
 7/96            40,351           33,955           28,846           20,888
 7/97           $45,420          $37,341          $32,021          $23,013

Since its inception in 1986, the Fund has achieved an average annualized return on market value of 11.53%, on the basis noted below. On a net asset value basis, which measures the performance of the Fund's underlying portfolio, the average return has been 13.15%. Both the market and net asset value performance measures have outpaced the Salomon Brothers US Government Bond Index which has averaged 8.13%. The Salomon Brothers Australian Government Bond Index has averaged 15.24% since the Fund's inception, with the difference between the Fund's net asset value performance and that of the index primarily attributable to the Fund's operating and foreign tax expenses, which neither index is subject to. After adjusting for these expenses, which have averaged 2.26% since inception, the Fund has also outperformed the Australian index.

                  Annualized                                                                           10         Since
                  Performance                        9 Months*     1 Year     3 Years    5 Years      Years    Inception+
-------------------------------------------------------------------------------------------------------------------------
 Fund Market Value(1)                                  6.25%       11.01%     10.65%       6.32%       12.63%    11.53%
-------------------------------------------------------------------------------------------------------------------------
 Fund Net Asset Value(2)                               2.29%        9.97%     11.70%       8.41%       12.38%    13.15%
-------------------------------------------------------------------------------------------------------------------------
 Salomon Brothers US Gov't Bond Index(3)               6.20%       10.17%      8.29%       7.06%        8.80%     8.13%
-------------------------------------------------------------------------------------------------------------------------
 Salomon Brothers Australian Gov't Bond Index(4)       3.75%       12.56%     14.15%       9.96%       14.18%    15.24%
-------------------------------------------------------------------------------------------------------------------------

          * Not annualized.
          + Fund commenced operations November 28, 1986.
        (1) Based on market value per share, adjusted for rights offerings, and assumes reinvestment of all distributions at reinvestment plan prices.
        (2) Based on net asset value per share, adjusted for rights offerings, and assumes reinvestment of all distributions at the ex-dividend date net asset value. This measures the performance of the underlying Fund portfolio and may not be indicative of returns to investors.
     (3)(4) The Salomon Brothers US and Australian Government Bond Indices are US$ based unmanaged indices.

 Please remember that past performance may not be indicative of future results.

------------------
 Kleinwort
 Benson
 Australian              Economic Review
 Income Fund, Inc.
------------------

-----------------------------
      ECONOMIC REVIEW
-----------------------------

Global Background

      Following an especially strong start in 1997, there were some signs that US growth had slowed during the second quarter while consumer price inflation fell still further. Against this background, and after having increased rates in March from 5.25% to 5.5%, the Federal Reserve then left its key Federal Funds rate unchanged. This stability provided the basis for a recovery in the bond market. Long-term US yields had increased from 6.6% in November to 7.2% in April and then fell to a low of 6.3% in July. In Europe, there was increasing momentum in the German economy but continuing low inflation and a renewed rally in the US led medium-term bond yields from the 6% level in early April to 5.5% at end July. In Japan, the bond market continued to reflect the absence of inflationary pressures and disappointment with the domestic economic recovery. Bond yields, having traded in a narrow range between November 1996 and April 1997, moved lower, ending July at 2.4%.

Australia

      Australian GDP growth moderated over the early part of 1997, with first quarter GDP(A) released at +0.9% over the quarter, to be 2.4% above year ago levels. This compared to growth of 3.1% in the year to December 1996, and annual growth of 4.5%-5% in the first half of 1996. The figures did show strength in the housing sector and continued strength in business investment, along with a strong performance in the farm sector. Elsewhere in the economy growth remained weak, particularly in the manufacturing sector with output falling in the last quarter of 1996 and the first quarter of 1997. Price deflators released with the GDP reports were consistent with the benign inflation environment suggested by CPI releases.

      Retail sales were weak over the first half of 1997 with trend sales growth oscillating between 2%-2.5% year on year. This represented a significant slowing from the levels of around 5% seen in mid-1996. Sales fell by 0.5% over the June quarter of 1997, and have shown particular weakness in New South Wales over recent months. High unemployment and associated job insecurity were a major factor in the weak domestic retailing environment. The Westpac consumer confidence survey has reflected this weakness, falling from a peak of 109.9 in February 1997 to 101.1 in the July reading, despite the reduction in mortgage rates over that period. However, the effect of recent rate cuts is unlikely to have been fully reflected in these figures.

      Unemployment remained stubbornly high over the period under review at around 8.6%. Total employment in July 1997 was only 0.9% above the July 1996 level and the job creation that did occur was concentrated in lower paid and part-time areas, with full-time employment growth weak. The labor force increased at an annual pace of 1.5%, highlighting the fact that unemployment growth has been too low to reduce the unemployment rate. There was a moderate upturn in the ANZ job advertisement series towards the end of the period under review, but the

------------------
 Kleinwort
 Benson
 Australian              Economic Review
 Income Fund, Inc.
------------------

readings in this series have not indicated enough employment growth to make inroads into the unemployment rate.

      Australian CPI continued to decline over late 1996 and the first half of 1997 with competitive pressures strong and the domestic consumer background soft. Headline CPI fell from 1.5% in the year to December 1996 to 1.3% in year to March 1997 and again to 0.3% in the year to June 1997. A significant part of this decline reflects the falling cost of mortgages over the period, but the Treasury underlying rate, which excludes mortgage costs, has also declined, from 2.1% in the year to March 1997 to 1.7% in the year to June 1997. This represents a level below the Reserve Bank's 2%-3% target range and suggests that inflation is firmly in check. The strength of the Australian dollar over 1996 and early 1997 was a strong restraining influence on prices, particularly on the auto sector, where the currency effect was compounded by the weakness of the Yen over that period. This dampening effect has been removed by the recent weakness in the Australian dollar and should not be a factor going forward.

      Wage pressures remained the prime concern of the Reserve Bank of Australia for the majority of the period under review, before showing some signs of moderation in early summer 1997. Average weekly ordinary time earnings rose 4.3% in the year to February 1997, close to the 4.5% level targeted by the Reserve Bank as the maximum consistent with meeting its inflation target in the medium term. However, in the year to May earnings rose 3.7%, and with the labor market remaining weak, the Reserve Bank did not see wage pressures as an obstacle to easing monetary policy. Wage settlements in certain sectors of the economy, particularly services, did continue to cause concern, but there was evidence of some moderation in those wages agreed by the new enterprise bargaining agreements towards the end of the period. It was also encouraging to note that the Australian Industrial Relations Council recognized the Reserve Bank's anti-inflationary efforts when awarding a modest increase in "safety net" wages.

      The current account balance improved slightly over the period under review, with a deficit of A$4.78 billion for the first quarter of 1997 following a deficit of A$5.26 billion for the December quarter of 1996. This performance was led by an improvement in the trade balance, and the trade position continued to improve in the June quarter, largely as a result of a bumper cereal crop. The net income position also improved slightly over the period but remains the major component of the current account deficit, highlighting the ongoing imbalance between savings and investment in Australia. The current account was not seen as a particular focus in the Australian bond and currency markets over the first half of 1997, but may be of more concern if a recovering economy starts to draw in imported goods.

New Zealand

      Economic growth in New Zealand was disappointing over late 1996 and early 1997 with few signs of recovery in more recent data. The production based measure of GDP fell by 0.5% over the first quarter of 1997, to be up just 1.4% in the year, after a

------------------
 Kleinwort
 Benson
 Australian              Economic Review
 Income Fund, Inc.
------------------

rise of 2.9% in the year to December 1996. The level of first quarter growth was well below market and government expectations, and the breakdown of the figures revealed the weakness in the domestic economy, particularly in the consumer sector. There was some strength in primary industries and in construction, a result of the ongoing strength of the housing sector. Consumer confidence indicators remained subdued over the period under review. The Colmar Brunton survey, which measures the proportion of consumers with positive/negative views about future conditions, moved into negative territory in early 1997 and remained there for the rest of the period. Retail sales figures also displayed weakness in the first half of 1997.

      The labor market softened in New Zealand during the period, with the effects of several years of tight monetary policy continuing to subdue the domestic economy. According to the Household labor force survey, employment increased 0.2% in the June quarter of 1997, after a fall of 0.1% in the March quarter, but failed to keep pace with the increase in the labor force. As a result, the rate of unemployment rose to 6.7% in June from 6.5% in March. In addition, reasonably strong job creation in the part-time sector has been compensating for the loss of full-time jobs, which has undoubtedly increased the level of job insecurity. The external sector provided some support for the economy through an improving trade balance, but the overall current account position continued to deteriorate. The March 1997 annual deficit of NZ$4.47 billion was larger than expected, and compares to a deficit of NZ$3.76 billion for the year to December 1996. The trend deterioration in the current account, in place since 1993, appears to be continuing.

      Tight monetary conditions and the consequent slowing of the economy led to a significant improvement in New Zealand inflation. Headline CPI fell from 1.8% in the year to March 1997 to 1.1% in the year to June. More significantly, the underlying rate of inflation fell from 2% in March to 1.5% in June, having been at 2.4% in December 1996. The divergence between traded and non-traded goods prices was again clear, with the high trade-weighted New Zealand dollar over 1996 and early 1997 exerting a strong downward pressure on traded goods prices. The fall in the currency towards the end of the period under review will probably have ended this disparity in coming quarters. The housing market, long an inflationary problem in New Zealand, offered some signs of easing price pressures, but signals remained mixed. Valuation NZ's house price index rose 3.9% over the first half of 1997, with the rise for the second quarter at a modest 0.4%.

Debt Markets

      The Australian bond market performed poorly over late 1996 and early 1997, with the yield on ten year bonds rising from 7.4% in November 1996 to a peak of above 8% in early April 1997. This weakness was largely a result of a negative global bond environment triggered by weakness in the US Treasury market. However, positive domestic fundamentals, particularly good news on wages and inflation, asserted themselves, and the Australian bond market rallied strongly over the rest of the period with ten year yields ending July at 6.34%. Shorter maturity

------------------
 Kleinwort
 Benson
 Australian              Economic Review
 Income Fund, Inc.
------------------

bonds also rose sharply, driven by the reductions in official cash rates by the Reserve Bank. The yield premium on Australian ten year bonds over ten year US bonds declined over the period from over 1% to around 0.25% with investors recognizing the more subdued economic picture in Australia.

      The New Zealand bond market was subject to very similar influences over the period under review. Having started the period at 7.2%, ten year bond yields rose to 8.2% in April 1997, in line with a decline in global bond markets. Yields subsequently fell to 6.75% at the end of July, with the New Zealand bond market responding to an improved inflation outlook and subdued growth expectations. Short-term interest rates in New Zealand were volatile, with the Reserve Bank of New Zealand allowing them to fall sharply in spring and early summer 1997, before raising rates to defend their monetary conditions target in the face of a failing currency. The result was a move to an "inverted" yield curve, with longer bond yields falling to levels below short-term rates.

Australian and New Zealand Dollars

      In the early part of 1997, the Australian dollar retained the levels that it appreciated to in 1996, supported by strong Japanese demand for Australian dollar assets and by signs of recovery in the domestic economy. However, when these signs gave way to continued weakness and the Reserve Bank continued to reduce short-term interest rates, the Australian dollar declined sharply and remained weak through the end of July. Having reached US$0.80 in the spring of 1997, the currency fell to the US$0.74 level in the summer and has remained around that level. The concern over lower short rates at a time when rates were stable in the main global markets was compounded by a decline in the gold price, a key export commodity for the Australian economy. The decline in the currency in trade-weighted terms was less severe than the fall against the US dollar, given the dollar's continued appreciation against the Yen and the DM.

      The New Zealand dollar was supported over the early part of the period under review by continued high short-term interest rates relative to other major markets, and retained the US$0.69 level until June 1997. The currency then fell sharply against the US dollar when it became apparent that the Reserve Bank of New Zealand, having witnessed a significant improvement in inflation, was prepared to let monetary conditions ease significantly. The apparent stagnation in the domestic economy led to expectations of further easing to come, and the New Zealand dollar declined to US$0.65 at the end of July. The decline of the currency seemed to receive the implicit support of the government, which had been concerned about its effect on exporters for some time.

------------------
 Kleinwort
 Benson
 Australian              Portfolio of Investments and Cash on Deposit
 Income Fund, Inc.                                                July 31, 1997
------------------                                                 (Unaudited)

Long-Term Investments -- 96.7%
Principal Amount                                                                                           Value (US$)
----------------                                                                                           ----------
Australian Government and Semi-Government Bonds -- 62.6%
                     Australian Government Bonds -- 17.6%
  A$ 6,000,000       Commonwealth Government Bond                12.5% due 9/15/97...................      $ 4,509,552
    12,000,000       Commonwealth Government Bond                12% due 11/15/01....................       11,007,313
     6,000,000       Commonwealth Government Bond                10% due 2/15/06.....................        5,539,071
                                                                                                          ------------
                                                                 ....................................       21,055,936
                                                                                                          ------------
                     Government and Semi-Government Bonds with Eurobond Structure -- 37.5%
  A$ 2,000,000       State Bank of South Australia               9.50% due 10/15/02..................        1,689,780
     5,000,000       Australian Industrial Development Corp.     9.25% due 2/17/03...................        4,211,408
     1,300,000       State Bank of New South Wales               9.25% due 2/18/03...................        1,093,513
    16,450,000       Queensland Treasury Corp.                   8% due 5/14/03......................       13,340,883
     2,750,000       State Bank of South Australia               10.50% due 6/23/03..................        2,442,581
    22,400,000       Queensland Treasury Corp.                   6.5% due 6/14/05....................       16,801,608
     2,200,000       Treasury Corp. of Victoria                  9% due 6/27/05......................        1,887,860
     1,000,000       Commonwealth Bank of Australia              9% due 8/15/05......................          854,302
     3,500,000       New South Wales Treasury Corp.              6.5% due 5/1/06.....................        2,616,670
                                                                                                          ------------
                                                                 ....................................       44,938,605
                                                                                                          ------------
                     Other Semi-Government Bonds -- 7.5%
  A$ 6,500,000       Western Australia Treasury Corp.            12.5% due 4/1/98....................        5,080,615
     4,000,000       Victorian Public Finance Authority          12.5% due 10/15/03..................        3,937,156
                                                                                                          ------------
                                                                 ....................................        9,017,771
                                                                                                          ------------
Total Australian Government and Semi-Government Bonds -- (Cost $65,691,588)..........................       75,012,312
                                                                                                          ------------
Australian Eurobonds -- 20.7%
  A$ 5,800,000       Toyota Motor Credit Corp.                   10.75% due 3/6/98...................        4,459,385
     2,500,000       Unilever Australia Ltd.                     12% due 4/8/98......................        1,945,810
     3,500,000       DSL Finance N.V.                            10.25% due 4/7/00...................        2,882,333
     6,000,000       Morgan Guaranty Trust Co.                   8% due 4/18/01......................        4,749,091
     2,000,000       Bayerische Vereinsbank AG                   8.75% due 5/17/01...................        1,620,099
     3,300,000       Export Finance & Insurance Corp.            9% due 3/26/03......................        2,749,107
     2,000,000       Bayerische Vereinsbank AG                   10.25% due 10/28/04.................        1,793,191
     5,000,000       Eurofima                                    9.875% due 1/17/07..................        4,566,482
                                                                                                          ------------
Total Australian Eurobonds -- (Cost $23,112,840)                 ....................................       24,765,498
                                                                                                          ------------
Australian Corporate Bond -- 2.8%
  A$ 4,000,000       National Australia Bank                     12% due 7/15/99-- (Cost $3,174,322)         3,335,381
                                                                                                          ------------
New Zealand Bonds -- 10.6%
 NZ$ 5,000,000       Province of Alberta                         8.00% due 10/30/98..................        3,259,799
     2,500,000       General Electric Capital Corp.              8.75% due 5/21/99...................        1,657,570
     4,000,000       European Investment Bank                    8.50% due 5/30/01...................        2,721,822
     7,000,000       New Zealand Government Bond                 10% due 3/15/02.....................        5,110,796
                                                                                                          ------------
Total New Zealand Bonds -- (Cost $12,904,430)                    ....................................       12,749,987
                                                                                                          ------------
Total Long-Term Investments -- (Cost $104,883,180)               ....................................      115,863,178
                                                                                                          ------------
Cash on Deposit -- 1.9%

  A$ 3,022,852       Brown Brothers Harriman & Co., upon demand at 4.0625%...........................        2,252,781
  US$   23,408       Brown Brothers Harriman & Co., upon demand at 4.25%.............................           23,408
                                                                                                          ------------
Total Cash on Deposit -- (Cost $2,318,102)                       ....................................        2,276,189
                                                                                                          ------------
Total Portfolio of Investments and Cash on Deposit -- 98.6% (Cost $107,201,282)......................      118,139,367
Other Assets less Liabilities -- 1.4%                            ....................................        1,685,677
                                                                                                          ------------
Net Assets -- 100.0%                                             ....................................     $119,825,044
                                                                                                          ============

------------------
 Kleinwort
 Benson
 Australian              Financial Summary
 Income Fund, Inc.                       for the Nine Months ended July 31, 1996
------------------                                                   (Unaudited)

                                                                 Net Asset Value
                                               Total Net Assets      Per Share
                                               ----------------      ---------
Beginning of period, November 1, 1996 .........  $ 124,501,149      $   10.41
                                                 -------------      ---------
  Operations:
  Net investment income* ......................      6,646,483           0.56
  Net realized gain on:
    Investment transactions* ..................      1,219,124           0.10
    Foreign currency transactions** ...........        339,823           0.03
  Change in unrealized appreciation on:
    Investments* ..............................      1,752,557           0.15
    Foreign currency denominated assets
      and liabilities** .......................     (7,342,032)         (0.62)
                                                 -------------      ---------
  Net change in net assets from operations ....      2,615,955           0.22
  Dividends paid from net investment income ...     (7,352,060)         (0.62)
  Rights offering proceeds ....................         60,000           0.01
                                                 -------------      ---------
  Net decrease in net asset value .............     (4,676,105)         (0.39)
                                                 -------------      ---------
End of period, July 31, 1997 ..................  $ 119,825,044      $   10.02
                                                 =============      =========

* Net increase in net assets from operations before net foreign currency loss was $9,618,164, equal to $0.81 per share.
** Net realized and unrealized foreign currency loss was ($7,002,209), equal to ($0.59) per share.

The financial statements contained in this report were not audited and, accordingly, no opinion is expressed on them.

------------------
 Kleinwort
 Benson
 Australian              Dividend Reinvestment and Cash Purchase Plan
 Income Fund, Inc.       Foreign Tax Credits
------------------

Dividend Reinvestment and Cash Purchase Plan

      The Fund offers to shareholders a Dividend Reinvestment Plan which provides participants with a prompt and simple way to reinvest their income dividends and capital gain distributions in additional Fund shares. If you choose to participate in the Plan, your income dividends and capital gain distributions will automatically be reinvested in Fund shares at the lower of market price or net asset value, at up to a 5% discount from market price, on valuation date. The Plan also includes a Cash Purchase option which provides Reinvestment Plan participants with the opportunity to make additional cash investments in Fund shares directly through the Plan Agent.

      The Plan is entirely voluntary and, subject to the terms and conditions of the Plan, you may join or withdraw at any time. A brochure with more information, including the full terms and conditions, and an application is available from the Plan Agent, Boston EquiServe, telephone (800) 730-6001.

      If you wish to participate and your shares are registered in your name, simply complete and return the application form. If your shares are held in the name of a brokerage firm, bank or other nominee, your shares may need to be re-registered in your own name in order for you to participate. Please consult your broker to determine what needs to be done to arrange for you to join the Plan.

Foreign Tax Credits

      The Fund will generally elect to treat all foreign taxes paid by it as having been paid proportionately by its shareholders. As a result, the Form 1099-DIV's issued to shareholders by the Fund will likely include an amount of foreign taxes paid by the Fund on the behalf of its shareholders. Shareholders can generally use the foreign tax amount to either claim a deduction or a tax credit on their U.S.
Federal tax return.

      The Fund issues its 1099-DIV tax forms in January of each year. In February, the Fund will inform shareholders of the breakdown between foreign taxes, dividends and distributions paid for the preceding calendar year. Shareholders whose shares are held in "street name" should contact their broker for foreign tax credit reporting information.

Directors and Officers

Sir Robert C. Cotton                                  -----------------------
Director and Chairman of the Board                      Kleinwort
Sydney, Australia                                       Benson
                                                        Australian
David M. Felder                                         Income Fund, Inc.
Director and President                                -----------------------
London, England

James J. Foley
Director
Belmont, MA

Leonard T. Hinde
Director
Cremorne, NSW, Australia

The Earl of Limerick
Director
London, England

Nigel S. MacEwan
Director
New Canaan, CT

G. William Miller
Director and Deputy Chairman of the Board
Washington, DC

Stephen K. West
Director
New York, NY

Michael Fortier
Secretary and Treasurer
New York, NY


Investment Advisor

Kleinwort Benson Investment
Management Americas Inc.
New York, NY


      Kleinwort
      Benson
      Australian
      Income Fund, Inc.

      75 Wall Street                                    Quarterly Report
      New York, NY 10005                                July 31, 1997
      (800) 237-4218


                        2520-Q3-7/97